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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 18, 2002

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.
             (Exact name of registrant as specified in its charter)


            KENTUCKY                                             61-0985936
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809
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Item 5.  OTHER EVENTS

         On November 18, 2002, NS Group, Inc. issued a press release announcing that the hourly bargaining unit employees of the Company's seamless tubular facility, Koppel Steel Corporation located in Pennsylvania, ratified a new labor agreement. The new agreement will expire in May 2007. The press release is attached hereto as Exhibit 99.1


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

         99.1 NS Group, Inc. press release dated November 18, 2002, announcing that the hourly bargaining unit employees of the Company's seamless tubular facility, ratified a new labor agreement.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NS GROUP, INC.

Date: November 18, 2002                            By: /s/ Thomas J. Depenbrock
                                                   -----------------------------
                                                   Thomas J. Depenbrock
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer



                                  EXHIBIT INDEX


Exhibit No.                Document
-----------                --------

99.1                       NS Group, Inc. press release dated November 18, 2002